UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2021

KIRBY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	1-7615	74-1884980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Waugh Drive, Suite 1000
Houston, Texas		77007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 435-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Kirby Corporation (the "Company") is filing this Amendment No. 1 on Form 8-K/A to amend the Current Report on Form 8-K, as initially filed with the Securities and Exchange Commission on October 4, 2021 (the "Initial Form 8-K"), solely to provide certain information called for under Item 5.02(b), (c)(1), and (c)(3) that was not previously filed with the Initial Form 8‑K as it was not determined at the time of filing. Except as provided herein, the disclosures in the Initial Form 8-K remain unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Company previously announced that Raj Kumar would be joining the Company as Executive Vice President and Chief Financial Officer in November 2021 as successor to William G. Harvey, who had previously announced his intention to retire. Effective November 29, 2021, Mr. Kumar joined the Company as Executive Vice President and Chief Financial Officer, and Mr. Harvey relinquished his title of Chief Financial Officer. Mr. Harvey will remain an Executive Vice President of the Company until his retirement date in early 2022 to ensure a smooth transition.

As previously disclosed, Mr. Kumar would have been eligible to receive additional restricted stock units if he had joined the Company prior to the scheduled vesting on October 28, 2021 of his prior employer’s stock grant and forfeited such prior employer shares, but he did not do so. Therefore, no additional restricted stock units will be granted.

Item 9.01. Financial Statements and Exhibits

d)
Exhibits:

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release dated October 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIRBY CORPORATION

Date:	December 1, 2021	By:	/s/ Amy D. Husted
Amy D. Husted Vice President, General Counsel and Secretary